UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 9, 2017

CAPSTONE TURBINE CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15957	95-4180883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

21211 Nordhoff Street, Chatsworth, California 91311
(Address of Principal Executive Offices) (Zip Code)

(818) 734-5300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On February 9, 2017, Capstone Turbine Corporation issued a press release announcing its financial results for the quarter ended December 31, 2016.  A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

     Exhibit 99 Press release of Capstone Turbine Corporation dated February 9, 2017 containing financial information for the quarter ended December 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: February 9, 2017	By:	/s/ Jayme Brooks
Jayme L. Brooks
Chief Financial Officer and Chief Accounting Officer

Exhibit Index

Exhibit	Description

Exhibit 99	Press release of Capstone Turbine Corporation dated February 9, 2017 containing financial information for the quarter ended December 31, 2016.